UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): May 30, 2008

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Customer Acquisition Network Holdings, Inc. (the “Company”) entered into an Amendment Agreement (the “Amendment Agreement”) with Longview Marquis Master Fund, L.P. (“Longview”), dated as of May 30, 2008, whereby Longview agreed, for consideration of a one-time cash fee in the amount of $50,000, payable in immediately available funds, to extend the maturity date on that certain senior secured promissory note, originally issued by the Company in favor of Longview pursuant to that certain securities purchase agreement dated as of November 15, 2007 (originally filed with the Securities and Exchange Commission on Current Report on Form 8-K dated November 20, 2008), from May 30, 2008 to June 13, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index were filed as exhibits to the Form 8-K.

Exhibit No.	Description
10.1	Amendment Agreement dated May 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2008

Customer Acquisition Network Holdings, Inc.

	By:	/s/ Michael D. Mathews
Michael D. Mathews Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
10.1	Amendment Agreement dated May 30, 2008.